Investor Presentation

November 2012

MidWestOne Financial Group, Inc.

MidWest*One* Financial Group, Inc. • 102 South Clinton Street • Iowa City, Iowa 52240 • 800.247.4418 • MidWest*One*.com
NASDAQ: MOFG

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of MidWest*One* Financial Group, Inc. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, changes in the mix of the company's business, competitive pressures, general economic conditions and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission. MidWest*One* Financial Group, Inc. undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation.

MidWest*One* Overview

Symbol:	**MOFG** on NASDAQ Global Select
Headquarters:	Iowa City, Iowa
Assets:	$1.72 Billion[1] 4th Largest Based in Iowa
Market Cap:	$171.9 Million[2]
Total Employees:	379 FTE Employees[1]
Recent Price:	$20.24[2]
52 Week Range:	$13.75 - $23.25[2]
Tangible Common Equity:	$19.07 Per Share[1]
Price/Tangible Book:	113%[1]
Average Shares Outstanding:	8.5 Million
Cash Dividend Trailing 12 Months:	32.5 Cents
Current Dividend Yield :	1.88%[2]

1 = As of September 30, 2012; 2 = As of October 25, 2012


Avenue of the Saints
Parkersburg
Cedar Falls
Waterloo
Conrad
Cedar Rapids
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
Pella
West Liberty
Sigourney
Oskaloosa
Fairfield
Burlington
Ottumwa
Avenue of the Saints
Ft. Madison

The MidWest*One* Footprint
Along the Avenue of the Saints

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Iowa City



- For the 2012-2013 school year, Iowa City placed #4 in the ranking of the best college towns (populations under 250,000) in the country for college students, and ranked as the #4 overall college destination of all 227 MSAs assessed in the American Institute for Economic Research "College Destinations Index" (AIER CDI), October 2012
- The University of Iowa ranked 28th among the nation's best public universities, *U.S. News & World Report*, September 2012
- Iowa City #3, "Top City for a Salary Increase," Yahoo! Finance, September 2012
- Johnson County #20 "Where the Jobs Are" on *CNN Money's* "Best Places to Live" list, August 2012
- Iowa City ranks in the Top 100 "Best Places to Live," *CNN Money Magazine*, August 2012
- Iowa City #21 "Where Homes are Affordable" on *CNN Money's* "Best Places to Live" list, August 2012
- Iowa City #2 "Best Cities for Successful Aging" (Small Metros), Milken Institute, July 2012
- University of Iowa Hospitals and Clinics ranked top hospital in Iowa; 9 UIHC programs rated among the best in the US, US News and World Report, July 2012

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Source: Iowa City Area Development Group

Iowa City



- Iowa City ranked #26 (Top 50 Small Communities) in Area Development's "2012 Leading Locations Report" (June 2012)
- Iowa City West (highest ranked Iowa school) and Iowa City High ranked among the best high schools in Iowa by Newsweek (May 2012)
- Johnson County is ranked third nationally in the "Fourth Economy Index" (April 2012)
- The Iowa City Public Library is #5 on the "Top 10 Libraries for Children" list compiled by Livability.com (January 2012)
- Included in the Top 25 "Best Places to Retire and Work" list (unranked) compiled by Forbes (January 2012)
- University of Iowa is recognized several times in U.S. News & World Report's 2012 edition of Top Online Education Programs (January 2012)
- "Top City for Starting Over in 2012," TheStreet.com (January 2012)
- No. 8 in the Milken Institute's Best Performing Cities Index, "Where America's Jobs Are Created and Sustained," December 2011

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Low Unemployment

- Iowa is ranked 4th nationally with a 5.2% unemployment rate. The national average is 7.8%.
- Johnson County (Iowa City) has a 3.20% unemployment rate.
- According to the Federal Housing Finance Agency, Johnson County ranked #16 out of 306 MSAs for home price appreciation.
  - Over the past 5 years national home prices fell 19.16 % while Johnson County home prices are up 3.04%.

Overbanked

- 340 banks chartered in Iowa
- 4th highest number of bank charters in the country
- For example, by comparison, New Jersey has 110 bank charters, Utah has 56, and Arizona has 30.
- Consolidation due in Iowa

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Unemployment rates as of September 2012 from the Bureau of Labor Statistics

Executive Management Team

Name	Position	Banking Experience	Years with MidWest*One*
Charles N. Funk	President & CEO	33 Years	12 Years
Susan R. Evans	Chief Operating Officer	36 Years	11 Years
Kent L. Jehle	EVP, Chief Credit Officer	31 Years	26 Years
Gary J. Ortale	EVP, Chief Financial Officer	34 Years	25 Years
Douglas L. Benjamin	SVP, Regional President	24 Years	8 Years
James M. Cantrell	SVP, Chief Risk Officer	26 Years	3 Years
Barbara A. Finney	SVP, Regional President	20 Years	15 Years
Sondra J. Harney	SVP, Director of Human Resources	33 Years	33 Years
John J. Henk	SVP, Chief Information Officer	25 Years	6 Years
Steven P. Hicks	SVP, Regional Credit Manager	24 Years	21 Years
Pamela S. Pothoven	SVP, Regional President	29 Years	6 Years
Gregory W. Turner	SVP, Wealth Management	15 Years	4 Years

Asset Quality


2.50
2.00
1.50
1.00
0.50
0.00
(0.50)
1.14%
0.21%
NCOs/ Avg Loans (%)
NPLs/ Loans (%)
2000 FY
2001 FY
2002 FY
2003 FY
2004 FY
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FYTD As of 09/30/12

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2000-2007 As Reported by SNL Financial, 2008-2012 As Reported by the Company

Bank Loan Portfolio



Loan Portfolio by Type
(Excluding Loan Pools)
State/Muni IDR 4%
Agricultural 8%
CML Construction 4%
Commercial 19%
Consumer 2%
CRE Multifamily 4%
Farmland 7%
Home Equity 6%
Improved CRE 23%
Land Develop 4%
RRE Non-Ownr Occup 6%
RRE Ownr Occup 13%

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Graph as of 09/30/2012

Bank Loan Portfolio


Loan Portfolio by Market
(Excluding Loan Pools)
Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Iowa City
Cedar Falls/Waterloo
Belle Plaine
Oskaloosa
Burlington
Davenport
Pella
Parkersburg
Conrad
Fairfield
Ottumwa
Sigourney
Out of Mrkt Part
North English
Fort Madison
Melbourne
Hudson (Clsd Branch)

MidWestOne Financial Group, Inc.

Bank Loan Portfolio


Non Performing Loans by Loan Type
(Excluding Loan Pools)
Millions
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Agricultural
Farmland
Commercial
Improved CRE
RRE Ownr Occup
Home Equity
Land Develop
CML Construction
RRE Non-Ownr Occup
Consumer
CRE Multifamily
State/Muni IDR

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Non Performing Loans by Market
(90+ Days P/D, Non-Accrual, TDRs - Excludes Loan Pools)
Millions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Oskaloosa
Hudson (Clsd Branch)
Davenport
Iowa City
Cedar Falls/Waterloo
Out of Mrkt Part
Ottumwa
Conrad
Burlington
Belle Plaine
Pella
Fort Madison
Melbourne
Parkersburg
Fairfield
Sigourney
North English

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Bank Loan Portfolio


Net Charged Off (Net Recovery) Loans by Type YTD
(Excluding Loan Pools)
Thousands
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
Commercial
RE 1-4 Family 1st
RE Home Equity
RE Commercial - Non Owner Occup
RRE 1-4 Fam 1st - Non Owner Occup
Consumer
RE Construction
RE Commercial - Owner Occup
RE Multi Fam
RE Commercial - Bare Land
Loans to State / Political Sub
RE Farmland
Agricultural

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Loan Pool Participations

At September 30, 2012, our loan pool investment was $40.00 million. As of September 30, 2012, approximately 2.50% of our earning assets were invested in loan pools, and approximately 3.40% of our total revenue was derived from loan pools. The Company entered into this business upon consummation of its merger with the former MidWest*One* in March 2008, and decided to exit this line of business as current balances pay down. These loan pool participations are pools of performing, sub-performing and nonperforming loans purchased at varying discounts from the aggregate outstanding principal amount of the underlying loans. **Our basis across the total loan pool portfolio is approximately <u>$0.35 per $1.00 of loan face value as of September 30, 2012</u>, and they represent <u>2.20% of total assets</u>.**

Loan pools are held and serviced by a third-party independent servicing corporation working in cooperation with MOFG management. The Company has very minimal exposure in loan pools to consumer real estate, subprime credit or to construction and real estate development loans.

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Loan Pool Portfolio


Loan Pool Composition by Type
Agricultural 0%
Consumer 0%
Other Assets 0%
RE Farmland 5%
Single Family - Junior Lien 1%
Commercial 8%
Single Family - 1st Lien 14%
RE Multi-Family 3%
RE Commercial Bare Land 3%
RE Commercial - NonOwner Occupied 15%
RE Commercial - Owner Occupied 51%


11%
8%
5%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Return

Keys to MOFG Non-Interest Income Growth

- **Wealth Management**
  - Trust – Opportunity to expand trust services to locations within the company previously without those services
  - Investor Center – Strong brokerage presence in 4 markets with potential to expand
- **Home Mortgage**
  - Economies of scale through utilizing a central hub for Real Estate lending
  - $163,527,267 in real estate loans closed in 2012 as of 09/30/12
  - $169,654,069 in real estate loans closed in 2011
- **MidWest*One* Insurance Services**
  - In process of building this phase of business in selected MidWest*One* communities and we expect that insurance will become a greater contributor to non-interest income over the next five years
- Strategic planning goal is to increase non-interest income to 30% of revenues

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Real Estate loans include all 1-4 Family 1st Mortgages and Commercial 1-4 Family RE loans

Capital

MidWest*One* Bank	09/30/2012	Regulatory Guidelines*
Risk Based Capital/ Risk Weighted Assets	12.89%	10.00%
Tier 1 Capital/ Risk Weighted Assets	11.64%	6.00%
Leverage Ratio	8.88%	5.00%

MidWest*One* Financial Group, Inc.	09/30/2012	Internal Guidelines
Tangible Common Equity/ Tangible Assets	9.45%	7.50-9.00%
Tier 1 Capital/ Total Assets	9.98%	7.50-9.50%

*Regulatory Guidelines for a Well-Capitalized Bank

Capital

- In October, 2012, declared a fourth quarter cash dividend of $0.095 per common share.
- In July, 2012, increased quarterly dividend from $0.085 per share to $0.095 per share
- In January, 2012, increased quarterly dividend from $0.06 per share to $0.085 per share
- In October 2011 announced a $5 million share repurchase program
  - 188,273 shares repurchased at an average cost of $15.63 per share, $2,942,230 total

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Earnings Per Share



$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$1.61 – Exclusive of loss on termination of pension expense and gain on sale of Home Mortgage Center
$1.46
$0.265
Basic EPS
Common Dividends Per Share
2000 FY
2001 FY
2002 FY
2003 FY
2004 FY
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FYTD
ISB Financial Corp.
MidWestOne Financial Group, Inc.

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*2008 EPS excludes goodwill impairment. 2012 data as of 09/30/2012.

Why MidWest*One*?

- Strong capital position
- Ample liquidity
- High credit and loan quality
    - NPAs are traditionally better than peer group
    - Excellent historical track record
    - Diversified portfolio
- Company has strategic plan to grow
- Commitment to our shareholders – we make long-term decisions
- People; including a strong and experienced management team
- The Iowa economy has outperformed the national economy for many years
- Community focus is very positive for our brand promise
    - Our employees give an average of 4,131 hours of their own time to volunteerism each month (9.72 hours per month per employee)
    - Over $450,000 in community support was given by the Bank and Bank Foundation in 2009, approximately $500,000 in each 2010 and 2011.

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Why MidWestOne?


Total Return Performance
Index Value
160
140
120
100
80
60
40
20
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
09/30/12
MidWestOne Financial Group, Inc.
NASDAQ Composite
SNL-Midwestern Banks Index

	Period Ending							
Index	**12/31/05**	**12/31/06**	**12/31/07**	**12/31/08**	**12/31/09**	**12/31/10**	**12/31/11**	**09/30/12**
MidWestOne Financial Group, Inc.	100.00	131.82	89.97	49.70	45.71	80.21	78.80	117.69
NASDAQ Composite	100.00	110.39	122.15	73.32	106.57	125.91	124.92	150.81
SNL-Midwestern Banks Index	100.00	115.59	90.09	59.27	50.23	62.38	58.91	73.63

*2005, 2006, and 2007 prices quoted on The Pink Sheets LLC. Data provided by SNL Financial.

Analysts That Cover Our Company

Sandler O'Neill + Partners, LLC

- Rating = Buy

Raymond James Financial, Inc.

- Rating = Outperform 2

FIG Partners

- Rating = Outperform

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You're the *One*®

MidWest*One* Financial Group, Inc.

MidWest*One* Financial Group, Inc.
102 South Clinton Street • Iowa City, Iowa 52240
319.356.5800
www.MidWestOne.com